UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2024

Bluejay Diagnostics, Inc.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41031	47-3552922
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(Address of principal executive offices and zip code)

(844) 327-7078

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BJDX	The Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2024, the Company held a Special Meeting of Stockholders (the “Special Meeting”). As of June 24, 2024, the record date for the Special Meeting, there were 563,960 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 300,978, or 53.4%, were present in person or represented by proxy, which constituted a quorum. Shareholders were entitled to one vote for each share of common stock held. There were 141,991 broker non-voted shares with respect to Proposals 2 and 3. Proposal 4, the proposal to approve one or more adjournments to the meeting, if necessary or appropriate, was not voted or acted on at the Special Meeting.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting:

Proposal 1. Approval and adoption of an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock - The Company’s stockholders approved and adopted an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock. The Company intends to promptly file the approved and adopted amendment to the certificate of incorporation with the Secretary of State of the State of Delaware. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstain
223,019	32,958	45,001

Proposal 2. Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of the Class C warrants to purchase shares of the Company’s common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 - The Company’s stockholders approved, pursuant to Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase shares of the Company’s common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstain
144,962	5,412	8,613

Proposal 3. Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of the Class D warrants to purchase shares of the Company’s common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 - The Company’s stockholders approved, pursuant to Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase shares of the Company’s common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstain
144,881	5,475	8,631

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bluejay Diagnostics Inc.

By:	/s/ Neil Dey
Neil Dey
President and Chief Executive Officer

Dated: August 21, 2024

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